SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 20, 2005

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Registrant’s draft press release dated January 20, 2005 pertaining to its fourth quarter 2004 results was inadvertently furnished with Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 24, 2005.  The draft press release differs from the final press release in that the draft press release was incomplete and contained incorrect figures.

Attached hereto is Exhibit 99.1, a copy of the final press release of the Registrant dated January 20, 2005, reporting the company’s financial results for the quarter ended December 31, 2004, including selected financial statements and operating data.

The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit – The following exhibit is furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated January 20, 2005 reporting financial results for the quarter ended December 31, 2004, including selected financial statements and operating data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: January 25, 2005	By:	/s/ Anthony J. Gould
Anthony J. Gould
Chief Accounting and Financial Officer